EXHIBIT 32.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), the undersigned officer of Placer Del Mar, Ltd., a Nevada corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

     The Annual Report on Form 10-K for the year ended June 30, 2011 (the "Report") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78m or 78o(d)), and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: October 15, 2012                     /s/ Humberto Bravo
                                            ------------------------------------
                                            Humberto Bravo
                                            Chief Executive Officer
                                            Chief Financial Officer
                                            Principal Accounting Officer

     The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and for no other purpose.